GUARANTY


      THIS GUARANTY dated as of March 19, 1997 is executed in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its capacity as Paying Agent under the Credit Agreement referred to below (in such capacity, together with any successor in such capacity, the "Paying Agent"), and the other Agents and the Lenders under such Credit Agreement.

                               W I T N E S E T H:

      WHEREAS, Quality Food Centers, Inc. ("QFC") is a party to the Amended and Restated Credit Agreement dated as of March 14, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"; terms used but not defined herein are used as defined in the Credit Agreement) among QFC, Quality Food Holdings, Inc.("Holdings"), Quality Food, Inc., various financial institutions (together with their respective successors and assigns, the "Lenders"), Bank of America National Trust and Savings Association, as Administrative Agent and Paying Agent, and The Chase Manhattan Bank, as Administrative Agent, pursuant to which the Lenders have agreed to make loans to, and issue or participate in letters of credit for the account of, the Borrowers; and

      WHEREAS, each of the undersigned will benefit directly or indirectly from the making of loans to QFC, and the issuance of letters of credit for the account of QFC, pursuant to the Credit Agreement and, accordingly, is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby jointly and severally, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of QFC to each Lender and each Agent under or in connection with the Credit Agreement, the Notes, any other Loan Document, any other document or instrument executed in connection therewith and any Swap Contract entered into with any Lender, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all such obligations being herein collectively called the "Liabilities"); provided, however, that the liability of each of the undersigned hereunder, other than Holdings after the Restructuring Effective Date, shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all costs and expenses paid or incurred by any Agent or any Lender in enforcing this Guaranty against such undersigned).

      Each of the undersigned agrees that, in the event of the dissolution or insolvency of QFC or any undersigned, or the inability or failure of QFC or any undersigned to pay debts as they become due, or an assignment by QFC or any undersigned for the benefit of creditors, or the occurrence of any other Event of Default under subsection (f) or (g) of Section 9.1 of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Paying Agent for the account of the Lenders forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

      This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Liabilities are outstanding) until all Commitments have terminated and all Liabilities have been paid in full.

      The undersigned further agree that if at any time all or any part of any payment theretofore applied by any Agent or any Lender to any of the Liabilities is or must be rescinded or returned by such Agent or such Lender for any reason whatsoever (including the insolvency, bankruptcy or reorganization of QFC or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by such Agent or such Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by such Agent or such Lender had not been made.

      Any Agent or any Lender may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions without affecting in any manner the obligations of the undersigned hereunder: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter (subject to agreement with QFC) or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of


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

any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not such Agent or such Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

      Each of the undersigned hereby expressly waives: (a) notice of the acceptance by any Agent or any Lender of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

      Notwithstanding any payment made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any right of any Agent or any Lender until such time as the Agents and the Lenders shall have received final payment in cash of the full amount of all Liabilities.

      Each of the undersigned further agrees to pay all reasonable expenses (including the reasonable attorneys' fees and charges) paid or incurred by any Agent or any Lender in endeavoring to collect the liabilities of such undersigned hereunder, or any part thereof, and in enforcing this Guaranty against such undersigned.

      The creation or existence from time to time of additional Liabilities to the Agents or the Lenders or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Agents or the Lenders or the obligations of the undersigned under this Guaranty, including each of the undersigned's guaranty of such additional Liabilities.

      Subject to any limitations set forth in the Credit Agreement, any Agent and any Lender may from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and


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

each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were an original Agent or Lender (as the case may be).

      No delay on the part of any Agent or any Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Agent or any Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Agents or the Lenders, except as expressly set forth in a writing duly signed and delivered on behalf of the Paying Agent. No action of any Agent or any Lender permitted hereunder shall in any way affect or impair the rights of any Agent or any Lender or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of QFC to any Agent or any Lender arising under or in connection with the Credit Agreement, any Note, any other Loan Document, any other document or instrument executed in connection therewith or any Swap Contract entered into with any Lender, notwithstanding any right or power of QFC or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of any of the undersigned hereunder.

      Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Paying Agent and (b) the Paying Agent has been authorized to enforce this Guaranty on behalf of itself, each of the other Agents and each of the Lenders. All payments by the undersigned pursuant to this Guaranty shall be made to the Paying Agent for the benefit of the Agents and the Lenders.

      This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and all references herein to QFC and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entity. The term "undersigned" as used herein shall mean all parties executing a counterpart of this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

      This Guaranty shall be governed by and construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be fully performed in such State. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become parties hereto by executing and delivering to the Paying Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Guaranty.

      This Guaranty may be secured by one or more security agreements, pledge agreements, mortgages, deeds of trust or other similar documents.

      ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE PAYING AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE PAYING AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE AGENTS AND EACH OF THE LENDERS, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING


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

FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

Address:                            QUALITY FOOD HOLDINGS, INC.


10116 N.E. 8th Street               By: /s/ Marc W. Evanger
Bellevue, WA  98009                 --------------------------------
                                    Name:  Marc W. Evanger
                                    Title:  Vice President and Chief
                                            Financial Officer



Address:                            HUGHES MARKETS, INC.


10116 N.E. 8th Street               By: /s/ Marc W. Evanger
Bellevue, WA  98009                 --------------------------------
                                    Name:  Marc W. Evanger
                                    Title:  Vice President



Address:                            KU ACQUISITION CORPORATION


10116 N.E. 8th Street               By: /s/ Marc W. Evanger
Bellevue, WA  98009                 --------------------------------
Bellevue, WA  98009                 Name:  Marc W. Evanger
                                    Title:  Vice President


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

                        Signature page for the Guaranty dated as of March 19, 1997 issued in favor of Bank of America National Trust and Savings Association, as Paying Agent under the Amended and Restated Credit Agreement dated as of March 14, 1997 among Quality Food Centers, Inc., Quality Food Holdings, Inc., Quality Food, Inc., various financial institutions, Bank of America National Trust and Savings Association, as Administrative Agent and Paying Agent, and The Chase Manhattan Bank, as Administrative Agent, and in favor of the other Agents and the Lenders under and as defined in such Credit Agreements.

                                    The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:


                                    [ADDITIONAL GUARANTOR]


Address:                            By:_________________________________________
                                        Title:__________________________________


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